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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report:                February 20, 2008
      Date of earliest event reported:         February 25, 2008


                        Commission File Number 0-5525


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)


                CALIFORNIA                                94-0787340
     (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                 Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                  (661) 325-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Section 8 - Other Events


Item 8.01  Other Events

PYRAMID OIL COMPANY ANNOUNCES RESULTS FROM A NEW WELL

     BAKERSFIELD, California, February 20, 2008, PYRAMID OIL COMPANY, AMEX symbol PDO, announces results from its joint venture operations in Texas. In December 2007, the Company participated with a joint venture group in the drilling of a directional 1,100 foot lateral hole that encountered excellent gas shows in sections of a fractured carbonate zone, at a depth below 12,000 feet. In mid-January, the well was hydraulically fractured with the injection of 9,700 barrels of gelled fluid carrying 500,000 pounds of proppant. Post frac testing indicated natural gas rates of over 4,000,000 cubic feet a day and approximately 40 barrels a day of condensate. The gas tested at over 1,200 Btu per cubic foot and the bottom hole pressures observed were in excess of 8,000 psi during testing. Currently, the well is shut-in waiting for the installation of a 3.8 mile gas sales pipeline. Participants in the joint venture expect gas sales to begin sometime in mid-2008. The joint venture group currently holds oil and gas leases on approximately 5,700 contiguous acres surrounding this well. The Company expects additional joint venture drilling operations on this acreage to begin shortly after completion of the gas sales pipeline. Pyramid Oil Company owns a gross 12.5% working interest (before payout) in this joint venture prospect.


Information Regarding Forward Looking Statements

     Certain statements and information included in this press release constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995, including statements regarding the completion and testing of wells. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted results. Factors that could cause or contribute to such differences include, but are not limited to the value of crude oil or the performance of wells.















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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: February 25, 2008

                                             JOHN H. ALEXANDER
                                        By: -------------------
                                             John H. Alexander
                                                 President